Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Small Cap Growth Fund

(the “Fund”)

Supplement dated January 30, 2024, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2023, as supplemented and amended to date

At a meeting held on January 23-24, 2024 (the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Fund to reduce the fee payable by VALIC to T. Rowe Price with respect to the Fund, among other things.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.